UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

BEMIS COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

Bemis Company, Inc. (“Bemis”) has entered into a Transaction Agreement, dated as of August 6, 2018, with Amcor Limited, Arctic Jersey Limited, and Arctic Corp., relating to a proposed business combination that is expected to be submitted to a vote of Bemis’s shareholders.

Bemis is filing this Schedule 14A to file the following communications materials which may be deemed soliciting materials under Rule 14a-12 under the Exchange Act with respect to such vote.

EXHIBIT INDEX

No.	Description

99.1	Letter to Bemis Employees dated August 6, 2018

99.2	Bemis Employee FAQ Sheet

99.3	Bemis Presentation to Employees dated August 6, 2018

99.4	Letter to Bemis Customers dated August 6, 2018

99.5	Bemis Customer FAQ Sheet

99.6	Letter to Bemis Suppliers dated August 6, 2018

99.7	Transcript of Investor Presentation on August 6, 2018

Exhibit 99.1

To:	All Bemis Employees

From:	Bill Austen, President and Chief Executive Officer

Date:	August 6, 2018

Re:	Bemis to Combine with Amcor

Today Bemis announced that we are embarking on the next exciting chapter in our evolution by combining with Amcor. This is a great development for Bemis — one that I believe will provide tremendous long-term value for employees, shareholders, customers, and other partners.

For those of you who are not familiar with Amcor, it is a global provider of responsible packaging solutions, supplying a broad range of rigid and flexible packaging products into the food, beverage, healthcare, personal care, and other fast moving consumer end markets. Amcor is headquartered in Zurich, Switzerland and has a strong history in Australia. Globally, it has operations in over 40 countries and approximately 35,000 employees.

I want you all to know that a great deal of thought, analysis, and consideration went into this decision. We have had a lot of success implementing Agility, and that has positioned us very well to succeed in our next chapter. During my first meeting with Amcor’s CEO in early January this year, it was immediately clear that Amcor recognizes the significant value in our brand, customer relationships, innovative products and abilities, and most importantly, our talented team.

When this transaction closes, we will create the global leader in consumer packaging that leverages Bemis’ and Amcor’s complementary strengths in all regions of the world. Together, our Bemis team has built a strong foundation that the combined company will leverage to grow over the long-term. Bemis’ unmatched strength in material science and innovation will be extended across a broad global portfolio. Bemis’ strong customer relationships and positions in high barrier flexible packaging will further diversify Amcor’s portfolio, particularly in key geographies where Amcor has a smaller presence, such as the United States. We believe that this combination will create a stronger organization with many exciting opportunities for our employees — not only career-advancing opportunities, but also opportunities right in our own “back yards” to share best practices and showcase Bemis’ talents, knowledge, and passion for our business and customers.

Importantly, I see Amcor as an excellent cultural fit for us. Getting to know the Amcor management team has only increased my confidence in this combination. We share a similar customer-first philosophy, as well as strong commitments to integrity, safety, developing our people, innovation, and sustainability.

Upon closing, Amcor’s current CEO, Ron Delia, will lead the combined company. We also plan to bring the significant strengths and quality of the workforce across both companies. The new company will continue to maintain a critical presence in Wisconsin and other key Bemis locations, and we expect the team will continue to leverage our plant network and Innovation Center while continuing to invest around the world.

Please keep in mind that these are still early days of our journey to combine with Amcor. In terms of next steps, we need to obtain shareholder and regulatory approvals to complete the transaction, which we expect to occur in the first quarter of calendar year 2019. In the meantime, it’s important to remember that Bemis and Amcor will continue to operate as independent companies; we cannot begin integrating our two companies until the transaction is closed. For now, it remains business as usual, and we absolutely must remain focused on continuing to serve our customers, on advancing Agility, and on delivering — even beating — our profit plans.

To help answer some of your questions, please take some time to review the FAQ document, which is attached to this email. In addition, we are holding an employee town hall today, August 6, at 11:00 am Central Time.

You are an incredible team, and I am proud of the commitment, leadership, energy, and professionalism you deliver.

Thank you for all that you do for our company.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Arctic Jersey Limited (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’ and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’ filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Legal Disclosures

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information Will Be Filed with the SEC

In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov).

Participants in the Solicitation

Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC.

Exhibit 99.2

1.              What was announced?

•                  We announced that Bemis and Amcor will combine in an all-stock transaction to create the global leader in consumer packaging.

•                  Upon closing of the transaction, Bemis shareholders will own approximately 29% of the combined company.

•                  This is a great development for Bemis — one that we believe will not only deliver substantial long-term value to our shareholders, but also provide exciting opportunities for our employees, customers, and other partners.

2.              Who is Amcor?

•                  Amcor is a global leader in responsible packaging solutions, supplying a broad range of rigid and flexible packaging products into the food, beverage, healthcare, personal care and other fast-moving consumer end markets.

•                  Amcor is headquartered in Zurich, Switzerland and has a strong history in Australia. Amcor operates approximately 200 sites in over 40 countries, with approximately 35,000 employees.

•                  Amcor’s core values include integrity, safety, developing people, innovation, and sustainability.

3.              Why is this good for Bemis? How does this fit into our strategy?

•                  The combination of Bemis and Amcor will create the global leader in consumer packaging.

•                  Bemis’ unmatched strength in material science and innovation will be extended across a broad global portfolio.

•                  Bemis’ strong customer relationships and positions in high barrier flexible packaging will further diversify Amcor’s portfolio, particularly in key geographies where Amcor has a smaller presence such as the United States.

•                  From a financial perspective, the combined company will benefit from an even stronger financial profile, including increased margins, annual cash flow in excess of $1 billion, an investment-grade balance sheet with immediate capacity for further investment and a compelling, progressive dividend.

•                  In addition to these complementary attributes that will allow the combined company to grow and capture new opportunities, we think Amcor is an excellent cultural fit for us.

•                  We share a similar customer-first philosophy, as well as strong commitments to integrity, safety, developing our people, innovation, and sustainability.

4.              What does this announcement mean for me? What can we expect between now and closing?

•                  Until the transaction is completed, which we expect to occur in the first quarter of calendar year 2019, it will be business as usual at Bemis.

•                  Bemis and Amcor will continue to operate as independent companies — we cannot begin integrating our two companies until the transaction is closed.

•                  Over the long term, we expect the transaction to drive exciting growth opportunities for employees given that we will be a larger and stronger company with even further global reach.

•                  It is still early in the process, and many details have yet to be worked out. During the integration planning process, we will work on how to bring our companies together and capitalize on the strengths and talent across each organization.

•                  We are committed to keeping you informed, and we will provide additional details on our integration planning as decisions are made.

5.              Does this impact our commitment to Agility? Is this still a priority?

•                  Agility — our plan to fix, strengthen, and grow Bemis — has achieved many significant and meaningful improvements across our business.

•                  Executing Agility and delivering on our plan will remain of absolute importance.

•                  Until the transaction closes, we will continue to operate as a separate company and it is business as usual.

6.              Should Bemis employees expect any changes to benefits and compensation?

•                  Until the transaction closes, we will continue to operate as a separate company, and it is business as usual, including with respect to compensation and benefits, other than certain adjustments to incentive awards to align with the proposed transaction.

•                  It is still early in the process, and additional details regarding salaries and benefits as part of the combined company will be worked out as part of our integration planning.

•                  Amcor shares a similar commitment to providing competitive compensation and benefit plans to employees. In addition, under the combined company, Amcor has agreed to guarantee no adverse change in Bemis salaried employee salaries and benefits that are in existence at the time of transaction close for a period of 12 months.

•                  We are committed to keeping you informed, and we will provide additional details on our integration planning as decisions are made.

7.              Do you anticipate any layoffs following the transaction?

•                  This transaction is about growth. Our businesses are highly complementary and there are strong teams at both companies.

•                  Overall, we expect there will be exciting opportunities for employees as part of a larger, more diversified organization.

•                  In the course of the integration-planning work, decisions will be made concerning organizational structure and design for the combined company, and we will continue to communicate with you throughout that process.

•                  For any employees impacted after the transaction closes, consistent with Bemis’ past practice, the combined company will treat those employees with respect and will support them through their transition with severance and benefits.  In addition, for a 12-month period after close of the transaction, any employees who were hired prior to the closing date, who are not yet vested in the U.S. Bemis Investment Incentive Plan 401(k) match and are not retained as a result of the combination of Amcor and Bemis, would be 100% vested at the time of their termination.

•                  Until the transaction is completed, we remain separate companies, and it will be business as usual at Bemis.

8.              What are the similarities between Bemis and Amcor cultures?

•                  Both organizations have highly professional workforces, dedicated to providing customers with unmatched service and expertise.

•                  We share a similar customer-first philosophy, as well as strong commitments to integrity, safety, developing our people, innovation, and sustainability.

•                  In fact, Amcor was the first packaging company to pledge to develop all recyclable or reusable packaging products by 2025, and that commitment will remain part of the combined organization.

•                  We believe our shared cultures and long-term value creation will enable us to realize the benefits of this merger.

9.              Where will the combined company be headquartered and who will lead it?

•                  Upon the completion of the transaction, Amcor’s current CEO, Ron Delia, will lead the combined company. The Board is expected to comprise 11 members, 8 of whom are current Amcor directors, and 3 of whom are current Bemis directors.

•                  The combined company will have a stronger team, bringing the significant strengths and quality of the workforce across both companies.

10.       What will be the name of the combined company? Where will the combined company be listed?

•                  The new company will retain the Amcor name.

•                  It will have a primary listing on the NYSE (New York Stock Exchange) and a listing on the ASX (the Australian Stock Exchange).

11.       How will the integration process of Bemis and Amcor be managed?

•                  Over the coming months, we expect to build an integration planning team, led by members of the senior management of both companies.

•                  The integration planning team will work to address how post-close we can best bring our companies together and capitalize on the strengths and talent across each organization.

•                  We will keep you informed of any important developments as we move through this process.

12.       What happens to the Bemis stock that I own?

•                  Upon completion of the transaction, shareholders of Bemis will receive 5.1 shares of the combined company, New Amcor, for each share of Bemis they currently own.

•                  This will result in Bemis shareholders owning 29% of the combined company and is equivalent to a premium of 25% to Bemis’ closing price of $46.31 per share as of August 2, 2018.

•                  As shareholders, you will also have the ability to benefit from the upside potential of the combined company through the ownership structure.

13.       Will there be new opportunities in terms of jobs and relocation? Will I be asked to relocate?

•                  We anticipate that being a part of a larger organization will present exciting opportunities.

•                  It is still early in the process, and there are many decisions that have yet to be made.

•                  We will provide more information as appropriate as we continue to work through details.

14.       How soon can Bemis employees interact with the Amcor employees?

•                  Until the deal is completed, including receipt of regulatory clearances, discussions with Amcor team members will be directed through the integration planning team. You should not engage with Amcor employees unless a member of Bemis’ executive leadership team engages you to do so.

•                  In the meantime, we will continue to act as independent companies.

15.       How will the transaction affect relationships with customers?

•                  This combination is great news for our customers and will better position us to serve them as the global leader in consumer packaging.

•                  The combination will enable us to offer global, regional and local customers the most compelling value proposition in the industry through a broader product portfolio, increased product differentiation and enhanced operating capabilities.

•                  We will also leverage Bemis’ extensive U.S. manufacturing base and strengths in material science and innovation.

•                  Both companies also prioritize deep customer engagement.

•                  Customer contacts remain the same; we will honor all contracts in place before the transaction; and we do not expect this transaction to impact Bemis’ day-to-day business operations or engagement with our customers.

•                  In the meantime, our customers will remain our top priority, and we will continue to meet customer needs with the same high-quality service and platform of products and that they have come to expect from us.

16.       What do I do if I’m asked about the transaction?

•                  As always, it is important that we speak with one voice.

•                  Consistent with Bemis’ policy, please forward any calls, texts or e-mails from the media or investors to Erin Winters at 920-527-5288 or erinwinters@bemis.com, who is authorized to respond on the Company’s behalf.

17.       Where can employees obtain additional information?

•                  The press release we issued is available on our website. As always, we will be sure to communicate important updates, as appropriate.

•                  If you have additional questions, please don’t hesitate to reach out to your manager.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Arctic Jersey Limited (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’ and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’ filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Legal Disclosures

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information Will Be Filed with the SEC

In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov).

Participants in the Solicitation

Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC.

Exhibit 99.3

Bemis + Amcor: Creating the Global Leader in Consumer Packaging Two proud histories, one great future August 6, 2018 ©BEMIS COMPANY, INC. 2018 - 08.06.18

Cautionary Statement Regarding Forward-Looking Statements 2 ©BEMIS COMPANY, INC. 2018 - 08.06.18 This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Arctic Jersey Limited (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’ and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’ filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Legal Disclosures 3 No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Important Additional Information Will Be Filed with the SEC In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov). Participants in the Solicitation Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC. ©BEMIS COMPANY, INC. 2018 - 08.06.18

Why Does This Combination Make Sense? 4 Common Core Values: Bemis’ core values of ethics, innovation, accountability, and respect align well with Amcor’s core values of safety, integrity, collaboration, accountability, results, and outperformance Excellent Cultural Fit: shared customer-first philosophies and commitment to delivering innovative, high-quality products and services Continued Commitment to Technology Advancement: Leverage Bemis’ technology globally and support commitment to environmental sustainability through Amcor’s pledge to develop all recyclable or reusable packaging products by 2025 ©BEMIS COMPANY, INC. 2018 - 08.06.18

Who is Amcor? 5 Global leader in responsible packaging solutions, supplying a broad range of rigid and flexible packaging products into the food, beverage, healthcare, personal care and other fast moving consumer end markets Founded in Australia in 1860s USD 9.1B sales; ASX listed Global leader: flexible and rigid plastic consumer packaging ~200 plants, 35,000 employees, 43 countries CEO Ron Delia ©BEMIS COMPANY, INC. 2018 - 08.06.18

Who is Amcor?

US$9bn sales
32%
34%
29%
5%
Western Europe
North America
Emerging Markets
ANZ

US$9bn sales
36%
28%
14%
4%
18%
Food
Beverage
Healthcare
Home & Personal care
Other

US$9bn sales
54%
29%
13%
4%
Flexible packaging
Rigid Plastic containers
Specialty Cartons
Closures

5 ©BEMIS COMPANY, INC. 2018 - 08.06.18

Benefits of the Combination 6 ©BEMIS COMPANY, INC. 2018 - 08.06.18 Creates the global leader in consumer packaging, with combined revenues of $13 billion Comprehensive global footprint with greater scale in every region Increased exposure to attractive end-markets and product segments Best-in-class talent, technical, commercial, operational and R&D capabilities Innovation & environmental sustainability are shared commitments

Combined Company 7 Leadership will include a combination of existing leaders and Board members from both Bemis & Amcor ©BEMIS COMPANY, INC. 2018 - 08.06.18 Based on CY17 revenues; Europe Includes Amcor’s Western Europe region and Bemis’ Europe region as of CY17; LatAm includes Bemis’ Brazil and Other Americas regions Based on Amcor’s CY17 revenues business mix Based on CY17 revenues; Bemis Flexibles / Rigid Plastics split based on Amcor management estimates

Combined Company

Global reach and broad product offering

US$13bn sales
Geographic mix[1]
45%
24%
4%
14%
8%
5%
North America
Europe
ANZ
LatAm
Asia
Other EM

US$13bn sales
Product mix[2]
45%
22%
15%
12%
5%
Food
Beverage
Other
Healthcare
HPC

US$13bn sales
Segment mix[3]
66%
22%
9%
3%
Flexible packaging
Rigid Plastics
Specialty Cartons
Closures

7
©BEMIS COMPANY, INC. 2018 - 08.06.18

Transaction Overview 8 ©BEMIS COMPANY, INC. 2018 - 08.06.18 All stock transaction: 5.1 shares for each existing share of Bemis; equivalent to US$57.75 per share Premium: 25% to Bemis’ closing price of $46.31 per share as of August 2, 2018 (unaffected) Ownership: Amcor shareholders are expected to own ~71%; Bemis shareholders are expected to own ~29% Dividend: Bemis shareholders annual dividend expected to nearly double post closing Stock listing: Post close, the new company will be listed on the NYSE and the ASX

What This Means for Employees 9 Today is Day 1: Transaction is expected to close in first quarter of calendar year 2019 Business as Usual: Remain focused on your responsibilities serve our customers execute Agility deliver our financial plans do not speculate on details we do not know Independent Companies: Bemis & Amcor will not integrate until the transaction closes Opportunities Ahead: After closing, the combination creates an even stronger organization with additional career opportunities to grow and develop expanded global business share best practices showcase your talents, knowledge, and passion for the business ©BEMIS COMPANY, INC. 2018 - 08.06.18

The Road Ahead 10 Plan for Effective Transition: We will create a thoughtful and detailed integration plan that can be carried out post-closing for an effective transition Take Care of Each Other: We are proud of our teams Communicate Transparently Await Approval from Regulators and Shareholders Continue to Run the Business ©BEMIS COMPANY, INC. 2018 - 08.06.18

Reminders 11 Letter & FAQ: Read the materials you have received and contact your manager or onegreatfuture@bemis.com We Remain Independent Companies: No interaction with Amcor until the deal closes Speak with One Voice: Forward media or investor inquiries to Erin Winters, consistent with Bemis Policy Written, recorded, or scripted communications regarding the merger are strictly prohibited unless first approved by Legal (Kasey Wroblewski) and Investor Relations (Erin Winters) Thank you: for your contributions, loyalty, dedication, and energy! ©BEMIS COMPANY, INC. 2018 - 08.06.18

Question & Answer Session

Exhibit 99.4

August 6, 2018

Dear Valued Customer,

I am pleased to share some exciting news about Bemis. Today we announced we have agreed to combine with Amcor to create the global leader in consumer packaging. If you are not familiar with Amcor, it is a global provider of responsible packaging solutions, supplying a broad range of rigid and flexible packaging products into the food, beverage, healthcare, personal care, and other fast moving consumer end markets. This combination reflects our ongoing efforts to best serve our customers around the world.

Looking ahead, the transaction is expected to close in the first quarter of calendar year 2019. I want to assure you that our customers will remain our top priority, and you will not see any change in our commitment to you or our levels of quality and service during this time.

We couldn’t be more excited about this transaction, and we are eager for you to experience the many benefits firsthand. Together, Bemis and Amcor will have a diversified and well-balanced portfolio across all key regions and segments better aligned to customer footprints and needs, as well as best-in-class operating and innovation capabilities. As a combined company, we will be better positioned to provide you with innovative packaging solutions that meet evolving consumer needs, such as greater ability to provide responsible packaging solutions that protect the environment.

Until the transaction has closed and all necessary approvals have been granted, Bemis and Amcor will continue to operate independently. We will honor all contracts in place before the transaction, and we do not expect this transaction to impact Bemis’ day-to-day business operations or engagement with you.

As always, if you have any questions about this announcement, please do not hesitate to reach out your usual contact.

We are excited about the tremendous benefits that this transaction offers and the continued growth of our company and yours. We recognize that you have played a critical role in our success to date, and we look forward to being an even stronger business partner for you going forward.

Thank you for your continued support of Bemis.

Sincerely,

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Arctic Jersey Limited (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’ and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’ filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Legal Disclosures

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information Will Be Filed with the SEC

In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov).

Participants in the Solicitation

Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC.

Exhibit 99.5

1.              What did Bemis announce?

•                  Bemis announced that it is combining with Amcor to create the global leader in consumer packaging.

2.              Who is Amcor?

•                  Amcor is a global leader in responsible packaging solutions, supplying a broad range of rigid and flexible packaging products into the food, beverage, healthcare, personal care and other fast moving consumer end markets.

•                  Amcor operates approximately 200 sites in over 40 countries, with approximately 35,000 employees.

•                  Amcor has a track-record of helping its customers grow and prosper through its proven quality, service and innovation.

3.              Why is Bemis combining with Amcor?

•                  The transaction will create the strongest value proposition for customers, employees, and the environment.

•                  With complementary footprints, product portfolios, customer bases and talent, the combination of Amcor and Bemis creates the global leader in consumer packaging.

•                  Together, we will offer our customers best-in-class operating and innovation capabilities, and a diversified and well-balanced portfolio across all key regions and segments, better aligning to customer footprints and needs.

•                  Importantly, both of our companies have cultures focused on strong operating performance and continuous improvement.

4.              Bemis has a large manufacturing presence in the United States; does Amcor as well?

•                  Bemis has 27 plants in its U.S. Packaging segment, most of which produce flexible packaging for food and non-food applications; Amcor has 2 flexible packaging plants in the United States as well as other plants that produce rigid packaging such as plastic bottles for beverages.

5.              How will this benefit customers?

•                  This combination is great news for our customers and will better position us to serve you as the global leader in consumer packaging.

•                  The combination will enable us to offer global, regional and local customers the most compelling value proposition in the industry through a broader product portfolio, increased product differentiation and enhanced operating capabilities.

•                  We will also leverage Bemis’ extensive U.S. manufacturing base and strengths in material science and innovation.

•                  Both companies will also continue to prioritize deep customer engagement.

•                  We look forward to bringing together the strengths of our businesses and capitalizing on the opportunities inherent in this combination to deliver enhanced value.

6.              Will there be any changes to customer contracts or pricing as a result of the announcement? What happens after the completion of the combination?

•                  There have been no changes to contracts or pricing as a result of this news.

•                  Until the transaction has closed, Bemis and Amcor will continue to be separate organizations, and we will operate as usual.

•                  Our customers will remain our top priority and we will continue to meet your needs with the same high-quality service and platform of products and that you have come to expect from us.

•                  After the transaction is completed, your sales representative will be able to discuss those topics with you, though at this time we do not anticipate material changes to the way we do business together.

7.              Will my products be sourced from a different location?

•                  We are at the earliest stage of this combination, and there are many decisions left to be made, but rest assured that our primary focus will continue to be on providing our customers with the high-quality products and service they have come to expect from us.

•                  Until the transaction has closed, Bemis and Amcor will continue to be separate organizations, and we will operate as usual.

•                  Once the companies combine after the transaction is completed, we will keep you apprised of any changes on a timely basis. Our goal is to make the transition as seamless as possible.

8.              I am currently buying products from both Amcor and Bemis. Who will be managing my account going forward? Will there be changes to how I interact with Bemis?

•                  Until the transaction has closed, Bemis and Amcor will continue to be separate organizations, and we will operate as usual.

•                  Your point of contact will remain the same during this time, and there will be no changes to how we work with you.

•                  You can expect the same quality products, services and support that you have come to rely on from Bemis.

•                  Both Bemis and Amcor have experience with integration, and once the transaction closes, we expect this process to be seamless.

9.              When is the transaction expected to close? What are the next steps?

•                  The transaction is expected to close in the first quarter of calendar year 2019, subject to customary closing conditions and regulatory approvals.

•                  Until the transaction has closed and all necessary approvals have been granted, Bemis and Amcor will continue to operate independently.

•                  Once the companies combine, we will keep you apprised of any changes on a timely basis. Our goal is to make the transition as seamless as possible.

10.       How will I be kept aware of developments?

•                  Your sales representative will update you as we reach key milestones.

11.       Where can I find more information about the announcement?

•                  The press release that we issued today is posted on our website.

•                  If you have any questions about this announcement, please do not hesitate to reach out to your usual contact.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Arctic Jersey Limited (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’ and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’ filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Legal Disclosures

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information Will Be Filed with the SEC

In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov).

Participants in the Solicitation

Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC.

Exhibit 99.6

August 6, 2018

Dear Valued Supplier,

Today we announced that Bemis has agreed to combine with Amcor to create the global leader in consumer packaging. We are excited about this transaction and the growth opportunities it creates, enabling us to become an even stronger partner for you.

As you may know, Amcor is a global provider of responsible packaging solutions, supplying a broad range of rigid and flexible packaging products into the food, beverage, healthcare, personal care and other fast moving consumer end markets. Together, Bemis and Amcor will have a diversified and well-balanced portfolio across all key regions and segments better aligned to customer footprints and needs, as well as best-in-class operating and innovation capabilities. As a combined company, we will be better positioned to provide customers with packaging solutions that meet shifting consumer needs, an evolving customer landscape and the desire for responsible packaging solutions that protect the environment.

Looking ahead, the transaction is expected to close in the first quarter of calendar year 2019, subject to various regulatory and shareholder approvals. Until that time, Bemis and Amcor will continue to operate independently. We value our successful partnership, and I want to assure you that this announcement will have no impact on how Bemis conducts business with you. Your contacts at Bemis will remain the same, and all contracts will continue in the normal course. Following the close of the transaction, we expect a seamless transition for all of our partners.

We will keep you updated moving forward. In the interim, if you have any questions, please do not hesitate to reach out to your usual contact.

We greatly appreciate your support and look forward to our continued partnership.

Sincerely,

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Arctic Jersey Limited (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’ and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’ filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Legal Disclosures

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information Will Be Filed with the SEC

In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov).

Participants in the Solicitation

Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC.

Exhibit 99.7

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FINAL TRANSCRIPT

Amcor Limited and Bemis Company Inc M&A Call

EVENT DATE/TIME: AUGUST 06, 2018 / 1:30PM GMT

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CORPORATE PARTICIPANTS
Ron S. Delia Amcor Limited - MD, CEO & Executive Director
William F. Austen Bemis Company, Inc. - President, CEO & Director

CONFERENCE CALL PARTICIPANTS
Adam Jesse Josephson KeyBanc Capital Markets Inc., Research Division - Director and Senior Equity Research Analyst
Arun Shankar Viswanathan RBC Capital Markets, LLC, Research Division - Analyst
Deborah Anne Jones Deutsche Bank AG, Research Division - Director
Edlain S. Rodriguez UBS Investment Bank, Research Division - Director and Equity Research Associate, Chemicals
Gabrial Shane Hajde Wells Fargo Securities, LLC, Research Division - Associate Analyst
George Leon Staphos BofA Merrill Lynch, Research Division - MD and Co-Sector Head in Equity Research
Ghansham Panjabi Robert W. Baird & Co. Incorporated, Research Division - Senior Research Analyst
Mark William Wilde BMO Capital Markets Equity Research - Senior Analyst
Richard Johnson CLSA Limited, Research Division - Research Analyst

PRESENTATION
Operator
Ladies and gentlemen, thank you for standing by. Welcome to the Amcor and Bemis Combination Conference Call. (Operator Instructions) I would now like to hand the conference over to your first speaker for today, Mr. Ron Delia, Amcor’s Managing Director and Chief Executive Officer. Please go ahead, sir.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Thank you, operator, and thanks to everyone on the line, who’s been able to join us here today at short notice to talk about the component transaction we’ve announced. It’s a really exciting moment for both Amcor and Bemis. And we’re looking forward to talking about it today and the opportunity this creates for all of our key stakeholders.

And I say we because joining me on the call today is Bill Austen, President and Chief Executive Officer of Bemis Company. Now Bill and I are both in the U.S., but we’re in different places today, so there might be a delay at times between us. Bill and I will be happy to take your questions. But before we do that, we’d like to spend a few minutes covering some of the key highlights that we’ve outlined in a set of presentation slides, which can be downloaded from both the Amcor and Bemis websites in the Investors section.

I’m going to refer to those slides throughout the opening remarks here. Starting with Slides 2 and 3, which cover some important disclaimers, which you should read and be familiar with.

Now while not pointed out here, I would like to mention that Amcor will be announcing its full year financial results for fiscal 2018 on August 21, which is about 2 weeks from now. I’ve chosen to be in the U.S. this week to be close to employees and customers. I’ll be in Australia at that time as per normal in 2 weeks to go through our FY ‘18 results. So in the meantime, today, it’s about the transaction. And we will not discuss current trading or financial performance, which I know that you’ll understand.

Starting on Slide 4 with the key messages. And before I get started, I just wanted to say that I and, in fact, all of Amcor and our leadership team have always had an enormous amount of respect for Bemis. I think it’s fair to say anyone competing in the packaging industry would agree that Bemis has been and is one of the iconic companies in our space, has been for decades. And Bemis would get very high marks from its peers, our peers in the industry around the world, especially for its technology, amongst several other things. And respect and recognition from your peers in an industry is about as high a form of compliment as you can get. So I wanted to make that clear. That’s our sentiment towards Bemis. And we really look forward to working collaboratively as we have with the company going forward.

Now of course, we also think Amcor is a very strong company and a leader in its own right. And so that makes today’s announcement all the more exciting because by combining Bemis — with Bemis, Amcor takes a big step towards being the global leading consumer packaging company at a moment in time when the opportunities for a leading packaging company have never been greater. And putting the 2 companies together results in a footprint, scale, talent and capabilities to offer the most compelling value proposition to our key stakeholders, including our customers, employees and the environment.

And for both sets of shareholders, this transaction delivers a unique opportunity to benefit from significant value creation, and value which would not have been achievable in the same time frame by either company independently. And after the transaction, the financial profile of Amcor will be even stronger and will enable us to continue to pursue the capital allocation approach or shareholder value creation model, for those of you who know us, that we’ve had in place for many years.

At this point, I’d like to ask Bill to say a few words. Bill?

William F. Austen Bemis Company, Inc. - President, CEO & Director
Yes, thank you, Ron. I, too, am pleased and very excited to be announcing this combination today. As Ron described, we are 2 very complementary organizations. And we believe this transaction will drive significant value for our customers, employees, partners and shareholders. Together, we will create a global leader in consumer packaging with a footprint, scale, talent and capabilities to serve customers around the world.

We’re thrilled at the prospect of being able to offer a more diversified and well-balanced portfolio across all regions and segments that is better aligned to customer footprints and needs. Bemis and Amcor are a great fit, not just geographically but also culturally as we share a similar customer-first philosophy as well as strong commitments to integrity, safety and people development.

I’ll come back shortly and talk more specifically about what this means for Bemis shareholders.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Thanks, Bill. Look, considering we’re bringing together 2 companies that have each been around for over 150 years with strong values and cultures, as Bill pointed out, this really is a historic day in the proud and successful histories of both companies. And it’s really the start of one great future together.

If I turn to Slide 5, we’ve got an review of the transaction terms and key dates. The details, of course, are in the press release. The main point here is this is an all-stock acquisition of Bemis at a fixed exchange ratio of 5.1 shares for each Bemis share. As a result, Amcor and Bemis shareholders will each own 71% and 29% of the combined company, respectively. And the offer on these terms has been set out in a definitive agreement, which has been unanimously approved by the Boards of Directors of both companies. Subject to the timing of shareholder meetings and other approvals, the transaction is targeted to close in the first quarter of calendar year 2019.

Turning to Slide 6 and the highly compelling strategic rationale. And I’ll go into more detail in some of these points later. But the headlines are clear on Slide 6. First, there’s a resulting global footprint, which is a comprehensive global footprint in the Flexible Packaging business and brings together Amcor’s leading Flexible Packaging businesses in Europe, Asia and many parts of Latin America with Bemis’ leading positions in North America and Brazil. Second, across that global footprint, we’ll have greater scale, which will better enable us to serve our customers in every region. Third, there will be an increased exposure to attractive end markets, like protein and health care, and attractive product segments, like barrier films and foils, which can be transferred across regions and leveraged across the global footprint.

And of course, there’s a combination of capabilities and management talent from both companies, which Bill also mentioned, where we’re going to create a much stronger organization with the capabilities to offer global, regional and local customers the most compelling value proposition in the industry with a broader offering of innovative and sustainable products. And although we’ve not taken this into account in the transaction metrics, this stronger value proposition and greater weighting to attractive segments should ultimately lead to higher growth than either company would realize independently.

Slide 7 summarizes the financial rationale. Firstly, the financial metrics for the transaction itself are very compelling. There’s a lot of value created by this deal for all shareholders. This is an all-stock combination at a multiple equivalent to Amcor’s current trading multiple. And it unlocks substantial value through pretax annual cost synergies of $180 million. That’s about 4% to 5% of Bemis’ sales. And we’d expect these benefits to be achieved by the end of the third year of ownership.

So that will deliver double-digit EPS accretion on a pro forma basis for all shareholders. And in addition to the transaction metrics, Amcor will have a stronger financial profile going forward with higher margins after the delivery of the cost synergies and annual cash flow after CapEx but before dividends in excess of $1 billion. And importantly, we’ll maintain an investment-grade balance sheet with immediate capacity for further investment.

Third, the transaction structure will result in the stock being listed on 2 major global exchanges, the NYSE and the ASX. And through these listings, we expect there will be greater liquidity for investors as the total market capitalization of the combined company, which we estimate at about $17 billion, is expected to qualify for inclusion in the U.S. S&P 500 index while the Australian-listed shares will also continue to be included in the S&P/ASX 200 index. And finally, these financial benefits will be achieved with no cash outlays required and under a tax-free share exchange for shareholders.

And before we get into what the combined company will look like any further, it’s worth a quick recap on each company to provide some context around why it makes sense for us to bring these 2 companies together. And to start with that, I’ll ask Bill to speak to Bemis first, which is shown on Slide 8.

William F. Austen Bemis Company, Inc. - President, CEO & Director
Thanks, Ron. A brief overview here of Bemis. The company has a rich 160-year history and has evolved to its strong position today as a $4 billion plastic packager with a strong presence in the Americas. Our innovative products serve leading and emerging customers in food, consumer products, health care and other industries. Our commitment to growth and success of our customers is supported by our 16,000 employees across 56 plants in 12 countries.

For Bemis, this merger is the next exciting chapter in our evolution. Over the past 1.5 years, Bemis has driven much change. We launched Agility, our plan to fix, strengthen and grow our business. The Agility mindset has permeated our thinking and actions. And we are continuously finding new ways to improve all areas of our business. It is clear that Agility is working.

On our recent second quarter earnings call, we reported an increase in adjusted earnings per share of more than 40% compared to 1 year ago with strong operating profit improvement in all of our reportable segments. We are building from a solid foundation of world-class customer base, a dedicated workforce, a comprehensive and innovative product portfolio and good positions in the markets we serve.

I’ll take a minute to give my perspective on why this is compelling transaction for Bemis shareholders, who will become owners of 29% of the combined company on a go-forward basis. In addition to the purchase price representing a premium to where the stock has been trading, the all-stock nature of this transaction gives our shareholders the ability to participate in the upside potential of a more diversified global company with greater scale and resources. The identified $180 million in synergies expected to come from the transaction are incremental to each company’s previously announced restructuring programs, which are well underway. Additionally, Amcor expects to maintain its current dividend, which would nearly double the dividend per share for Bemis shareholders.

Before I turn the call back to Ron, I’d like to thank our past and current Bemis employees around the world for their dedication and commitment to our company and the customers we serve. I have every confidence that after this transaction closes, our teams will contribute to their full effort, energy, leadership and professionalism in creating an even stronger combined company. I’m proud of our employees and the Bemis legacy that will carry forward as they showcase their talents, knowledge and passion for inspired packaging solutions in the future. I’m excited to see what the future holds.

And with that, I’ll turn the call back to Ron.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Thanks, Bill. Slide 9 is a quick snapshot of Amcor, especially for those in this market who may not know us as well. Now Amcor has also been around for more than 150 years. And our origins date back to the 1860s. And we started out as an Australian forest products and paper company. But we’ve transformed over the last several decades into a truly global company with sales of about $9 billion and a market cap today of around USD 13 billion, so about AUD 18 billion as the slide shows here. And that’s because our stock trades on the ASX in Australian dollars.

Amcor today is about as global as you can get. I think the pie chart on the bottom left of Slide 9 shows our sales by geography. And you can see it’s very evenly distributed. We have scale and leadership positions in many geographic regions. And we’ve got a long history of profitable participation across a wide range of emerging markets. In fact, we’re in 27 emerging markets today.

Our strategy is guided by a desire to stay very focused. So as the other pie charts indicate, we focus on supplying consumer packaging for fast-moving consumer goods. And we participate in only 4 product segments. And the common denominator in most of these segments is that we either have scale or a distinct element of differentiation, which at times includes the strong relationships we have with many global customers and the commercial and operating capabilities to profitably service thousands of smaller customers simultaneously.

And finally, we have a long track record of delivering consistent earnings growth through both commercial and operational productivity, which has led to consistent margin expansion. And we also have extensive experience in successfully integrating acquisitions. In fact, we’ve completed over 20 acquisitions at Amcor recently, so it’s a core capability of ours.

There’s more information about Amcor in the appendix. I’d encourage you to have a look. There’s 3 slides that tell you everything you need to know about Amcor. One is around our historical financial performance. We have our strategy on 1 page. And importantly, our capital allocation approach on another slide as well.

Now Slide 10 shows the outcome of this deal for our Flexible Packaging business and how our scale in the global Flexible Packaging segment will increase significantly as well as our geographic participation becoming much more balanced. Our greater scale means we’ll be in a far better place to serve customers in every region. And we’ll be positioned to benefit from the increased economies of scale and resources from a combination of our leading positions in Europe, Asia and Latin America and Bemis’ leading positions in North America and Brazil.

Now Slide 11 shows these highly complementary regional leadership positions very clearly. As a result of this transaction, Amcor will gain increased scale in Flexible Packaging in the Americas with regional revenues increasing from about $1 billion today to $4 billion. And this is a region with our flexibles business that we identified as a key growth priority for some time and it delivers a step change for us in that region. And added to this will be Bemis’ leading positions in Brazil and Mexico. Bemis will transform from an North American leader with 60% of revenues in that region into a truly global packaging company with the balance of revenues generated from all key developed and emerging markets around the world.

Slide 12 outlines what I believe is one of the most exciting outcomes of this combination. Both companies have strengths in different and complementary areas. And the benefits from leveraging them across a combined global platform will allow us to achieve more than 1 plus 1 outcome. We’re proud of the outcomes we’ve delivered through our strong sales and marketing and procurement capabilities. And we’ve really enjoyed seeing the creativity and commitment to achieve more and to outperform and drive further improvement year-after-year. We also believe we have something special in our in-house M&A capabilities, including our ability to integrate acquisitions. And I’m excited about the potential we have ahead of us to drive value through a laser-like focus on delivering the sustainability outcomes our customers and consumers are demanding today. And I’ll elaborate a bit more on that in the next slide.

And I’m confident these capabilities will resonate with all Bemis employees and empower them to excel in different areas and contribute to the overall company. We’ve had a chance to spend many hours over the last few months getting to know the Bemis business and team in more depth. And as I mentioned earlier, I’m deeply impressed by Bemis’ technical and material sciences capabilities and the centers of excellence they have created in Wisconsin in particular. And I believe what Bemis has created locally can be shared and disseminated around the world and additional value will become an outcome of that. So we’re really excited about what these 2 companies can achieve together with the talent and capabilities available on both sides.

I want to pause on Slide 13, which is around sustainability, as it’s one of the most important consumer trends emerging worldwide and it is the most consistently relevant conversation we’re having with our customers every day in every part of the world. In January of this year, Amcor became the first global packaging company to pledge to develop all of our packaging to be recyclable or reusable by 2025. We’re also committed to significantly increasing our use of recycled materials and to help drive greater recycling of packaging around the world.

As the first packaging company to make such a pledge, we are aligned with major global brands, retailers and NGOs in making a shared commitment to address the challenge of plastics in the environment. And while much of our packaging is already recyclable or reusable, we will have a stronger and broader range of innovation and technical capabilities as a result of this acquisition, which will accelerate our ability to design packaging that uses less material in the first place and capture more sustainability-related packaging opportunities going forward. The team in Amcor has been enormously proud of this commitment. And we’re energized by the potential that this combination creates to advance our agenda and very excited to share this journey with our new Bemis colleagues.

Now the team at Bemis and Amcor had worked together to identify and evaluate the cost synergies related to this combination. And on Slide 14, we’ve laid out some of the details related to those synergies. Based on this work together, we’re confident in being able to generate $180 million in cost synergies. This is around 4% to 5% of Bemis’ sales. And our experience in carrying out over 20 acquisitions in the last 5 years at Amcor indicates to us that’s the right level for a complementary combination like this one.

And I’d like to highlight a couple of other points related to synergies. Firstly, we do not intend to pursue synergies through a reduction in sales and marketing or R&D cost. And as you’ve heard from both of us, we see — we view this as a very significant source of value and we want to protect the commercial side of the business. Secondly, the savings are incremental to current cost savings and operational improvement initiatives underway, in particular Bemis’ Agility program. So these synergy benefits are additive. And finally, the $180 million includes cost synergies only. We have a great track record delivering acquisition synergies. And of course, we (inaudible) our performance target. And in addition, we’ve not factored any additional revenue synergies into the transaction metrics. So we see a couple of big areas of upside from here.

Slide 15 shows the financial figures for Amcor after completion of the transaction. And as I mentioned earlier, based on recent share prices, the combined market cap will be approximately $17 billion. And with the full capitalization of run rate synergies, this would increase around USD 19 billion. And using calendar ‘17 figures, the combined company will generate sales of around $13 billion and EBITDA of about $2.2 billion. Importantly, the combined R&D spend would be about $150 million per year, which far exceeds the absolute dollar spend of any other player in our industry. And annual cash flow after capital expenditure but before dividends will exceed $1 billion, and along with a strong balance sheet, underpins the ability to generate further value through disciplined capital allocation aligned with the principles we’ve outlined for many years through our shareholder value creation model.

North America will become an even larger operating base for Amcor with the combined network of around 80 plants and the capabilities to offer a broad range of flexible and rigid plastics packaging. And equally, our presence across Europe will be extensive. And we’ll have a broad and diversified network of operations across 27 emerging markets. The comprehensive — and this comprehensive footprint will be a real differentiator. And we have many examples already of the value that large customers ascribe to global supply and the opportunities this provides them to leverage their own brands.

And finally, on Slide 17, I’d like to touch on the transaction structure. This combination is effected to a merger of Amcor and Bemis into a newly created entity. And the creation of this new entity provided us with a unique opportunity to review a range of options and allow us to select the structure which is optimal for a truly global company. And we determined that incorporation in Jersey and an intended tax residence in the U.K. provides the best balance between strong governance, cost efficiency and flexibility.

At closing, the combined company will be listed on the New York Stock Exchange and we will also maintain our listing on the Australian Stock Exchange in the form of CHESS depository receipts or CDIs. And this structure has several key benefits, including listings on 2 major global exchanges; expected index inclusion on both, resulting in greater liquidity and considerably increased index buying; and ongoing financial strength and funding flexibility for continued investment.

In conclusion on Slide 18, I would bring you back to the simple messages we started with. Combining Amcor and Bemis results in the footprint, scale and capabilities to offer the most compelling value proposition to our key stakeholders, including our customers, employees and the environment. And for both sets of shareholders, this transaction delivers a unique opportunity to benefit from significant value creation, value which would not be achievable in the same time frame by either company independently.

With those remarks, Bill and I would be happy to take your questions. Operator, we’re now prepared for questions.

QUESTIONS AND ANSWERS

Operator

(Operator Instructions) We have the first question from the line of Ghansham Panjabi from Baird.

Ghansham Panjabi Robert W. Baird & Co. Incorporated, Research Division - Senior Research Analyst

I guess, first off, Ron, just given the combination, you’re going to have a very large presence in flexibles on a pro forma basis between the U.S. and Europe. Do you sort of envision seeing an increase in terms of global contracts with your customers? How important is that to your multinational customers on having global unilateral supply in Flexible Packaging? It is important in other substrates, just curious on your perspective for Flexible Packaging.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Yes, thanks for the question. The reality is we already have a global footprint. And we were a little bit short on presence and participation in the Americas. And so this deal helps us fill in or, let’s say, bolster that part of the portfolio. One of our key sources of value for the big customers, the big global customers, has been that global footprint. So this deal absolutely makes us a more compelling partner for them on that basis as they simplify and harmonize specifications and as they try to drive global brands and in global categories. So to that question, we believe it strengthens the value proposition that we have already been going to market with quite successfully. I think importantly, it also gives us the capabilities, not just to supply the big customers but to supply the emerging new entrants that we see around the world, whether it’s smaller startup-type brands in the developed markets like the U.S. or the regional players in places like Asia and the other emerging markets. So it is a geographic strengthening of our value proposition here in terms of the global footprint. But there’s also an increase in our capabilities to deliver more value to every type of customer around the world.

Ghansham Panjabi Robert W. Baird & Co. Incorporated, Research Division - Senior Research Analyst

Okay. And I guess, just as a related question, your customers are also in a consolidation cycle, especially in the U.S. Their volumes are sluggish. Their retail customers are large and also under pressure to lower costs. How should we think about the net realization of the $180 million of synergies for Amcor, Bemis? I guess, I’m trying to get a sense as to how defensive this combination versus offensive.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Well, look, we haven’t met yet, but we only play offense. I think it’s really important that we see this point in time as what it is, which is a really unique period of moment in time really for the packaging industry. There’s a number of things evolving and a number of dynamics at play here, which make this just an incredible opportunity for a leading player in our space. You mentioned some of them. The big brand owners around the world at times are struggling for growth, which means they need help. We think we’re uniquely positioned to provide that help. There are new entrants that need support. Consumer needs are shifting and evolving. Consumers are much more focused on functionality of the packaging and the occasions with which they use packaged products are shifting. And then there’s this society — societal need here on sustainability, which we’re better positioned to adjust through this. So this is 100% about offense and capturing the opportunities that are out there that we see are just unprecedented at this point in time.

Operator

We have the next question from the line of Debbie Jones from Deutsche Bank.

Deborah Anne Jones Deutsche Bank AG, Research Division - Director

I wanted to ask, first, about the second set of synergies that you highlighted. I think it was on Slide 14 in the waterfall bridge. Where do you think you could potentially get those? And has that something to do with the material science that you just acquired on the other synergies that you pointed out?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Sorry, Debbie, just to be clear on Slide 14, you said the second set. Do you mean the operational synergies or the potential additional sources?

Deborah Anne Jones Deutsche Bank AG, Research Division - Director

The further synergies as kind of the grayed-out bridge right there, so after the 100%.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Yes. Just to be clear, the deal and the financial metrics are all underwritten by cost synergies. That’s the way we’ve always approached acquisitions at Amcor. And this one is no different. And those opportunities are pretty clear. It’s the things that you’d expect around procurement by leveraging the spend of the 2 companies. It’s the operational footprint, where there is any overlap and then obviously, in G&A. So I think those are well understood. And that’s how we underwrote the deal. And the metrics we described today are all based on those cost synergies only. We’ve got this indication of potential additional sources for synergies on 14 here because we just believe that with the complementary product portfolio that we have, in particular Bemis’ technologies around barrier films and our technologies around foils, leveraging and disseminating those products across the global footprint is going to give us more opportunities together than independently. And then on a related point, the greater weighting towards what we see as attractive segments in terms of protein or health care as 2 examples should also provide the combined company with the opportunity to grow at a bit faster rate than otherwise would be the case. So that’s what we were referring to there.

Deborah Anne Jones Deutsche Bank AG, Research Division - Director

Okay, great. And second question, have you had the chance to have any customer dialogue on this? And any feedback or challenges you might be expecting? And then could you just walk us through the approvals that you think you need to obtain to get this done?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Yes, Debbie, look, the deal was just announced today. And so we haven’t had customer engagement on the deal itself. I think our teams around the world are engaging with customers right now as we speak. We know that’s the case and that’s been well planned for. What we know from talking to our global customers, and it sort of came up on the first question earlier, is that we’ve got a unique source of value here for those that want to and need to partner globally. So we know that this is in keeping with the value proposition we’ve been discussing over the years with those customers. As far as approvals, we’ve outlined in our announcement today, we’re targeting a close in the first quarter. We’ve got the shareholder and regulatory approvals that you’d expect with a deal like this. But we’re very confident of that time line.

Operator

We have the next question from the line of Richard Johnson from CLSA.

Richard Johnson CLSA Limited, Research Division - Research Analyst

Just a couple of easy ones. I’ll keep my more detailed questions for the morning. You mentioned this deal. Your deal assumptions had a return of (inaudible) above WACC. I was just wondering what you’re assuming your WACC is.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Look, Richard, I think it’d be pretty well understood by those looking at the company, the WACC would be sort of mid- to high single digits. I guess, Richard, just to expand on that point, when we think about WACC for the purposes of a comment like that, it’s through the cycle, right? So we’re not looking at an incremental WACC at a specific point in time. This is a long-term proposition for us.

Richard Johnson CLSA Limited, Research Division - Research Analyst

Got you. And then could you just give me a feel for what the transaction costs will be?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Look, the transaction costs are going to be approximately $150 million. I think we’ll sort all that out when it’s all documented in the scheme booklet. That’s a bit of a moving piece at the moment. But they’ll be customary for a deal of this type.

Richard Johnson CLSA Limited, Research Division - Research Analyst

Okay. And then just finally, in your EPS accretion assumption, I just wondered if you could give me some sort of (inaudible) to what you’re assuming the blended tax rate will be, given you’re changing the domicile and obviously the mix of business is very different, so it’s very difficult for us to calculate it.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Yes. Look, Richard, I would say at this stage, it’s going to be comparable to what our legacy tax rate has been at Amcor. But we’ll provide all of the details and more as we get further along and provide a scheme booklet and comment on the outlook.

Operator

We have the next question from the line of George Staphos from Bank of America Merrill Lynch.

George Leon Staphos BofA Merrill Lynch, Research Division - MD and Co-Sector Head in Equity Research

Good luck with the transaction and the closing. I had 2 questions broadly, one on the combined capabilities and the combination and then the other question on synergies. In terms of the combination, Ron, Amcor was a lot earlier to, if you will, emerging markets than Bemis over the years. And you built out a very strong regional footprint as a result — global footprint, I should say, as a result. And that should be opportunity for Bemis, one would think. Which of the technologies that Bemis brings to the table do you think you have the best ability to grow the most quickly, just given the new footprint that it will now have available to it?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Well, George, I think if I do (inaudible) for a second, there’s a lot of things Bemis brings to this deal that we are excited about leveraging across our footprint, not just through emerging markets but everywhere. And similarly, we think there’s some things we bring that leveraging across the Bemis footprint will yield benefits, too. I mean, I think the ones that stand out for us just thematically are their technical capabilities, which are acknowledged in the industry as being as good as it gets. And when I say technical, I’m talking specifically about material science and films. And I think the opportunity there is to combine what we do in those areas with what they’re doing. And it’s just very compelling. If we think about sustainability as a for example, we have a center of excellence in Europe working on more sustainable laminates and single-layer films. Bemis has a similar initiative underway. We’re going to put those 2 together and get a better outcome as an example. I think their exposure and experience in the protein space is certainly additive to us. And similarly, I think our exposure and our experience on the foil side of things and the pharma segment will be additive. So I think there’s good things being brought to this by both companies. And from our side, I think the margin management capabilities we’ve demonstrated over the years and our procurement capabilities come to mind. We just think 1 plus 1 here equals more than 2.

George Leon Staphos BofA Merrill Lynch, Research Division - MD and Co-Sector Head in Equity Research

Yes, understand. And I appreciate the thoughts there. And I guess, some of this will also be stay tuned. In terms of the combination again, and I recognize it’s day 1 in terms of you being able to communicate this and certainly on a forum like this, there’s only so much that you can share, are there any places where the combined entity might need some additional discussion with customers in terms of overall market share and any place where you might be worried about retention? And then the other question on synergies, which of the synergies that you enumerate broadly do you think will be most challenging to get at? And how — which of your capabilities that you’ve built at Amcor do you think will have the most applicability to Bemis on synergies, whether it’s commercial strategy or cost reduction?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Yes, thanks, George. Look, we have a lot of conviction about all 3 synergy areas that we outlined here. And that conviction comes from a couple of different places. One is a lot of experience in integrating acquisitions. There’s a learning curve as you go up when you do that. And we feel like we’ve got some good experience and a good track record. I think the source of the estimates and the numbers here also gives us a lot of conviction. Now this is a bottoms-up exercise and done in a very collaborative way with Bemis. We also had an external consultant come in and help pressure-test the assumptions. So bottoms-up, we feel like we can point to where the money is going to come from. And then we’ve just done a top-down sense check, as you’d expect. And it lines up with both our own experiences and the experiences of others in our space. So I’d, rather than point to any specific area, just as a general statement, say we’ve got a strong level of conviction around all 3 sources of cost synergies. And as far as retention, George, I mean, retention is earned every day with our customers. And it’s about sale, it’s about quality and service and building value to them. And if you do that, then you retain the business. And if you don’t, whether it’s in the context of an acquisition or not, then you don’t. It’s as simple as that.

Operator

We have the next question from the line of Edlain Rodriguez from UBS.

Edlain S. Rodriguez UBS Investment Bank, Research Division - Director and Equity Research Associate, Chemicals

It’s Edlain Rodriguez. I mean, part of Bemis’ Agility plan is to penetrate the smaller accounts, the ones that are growing at the expense of the CPG companies. Will you be able to enhance or accelerate that progress? Like how is your customer mix look like?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director

Yes. Bill, do you want to say a word or two about Agility as it relates to tapping into those pockets of growth as you refer to them?

William F. Austen Bemis Company, Inc. - President, CEO & Director
Sure. Thanks, Ron, be happy to. Yes, Edlain, as we looked at it and we did the analytics on the Agility process and where we find pockets of growth, it’s in the smaller regional brands. But it’s not just within the regional brands, it’s also with the large CPG customers that have upstart brands or brands that they are reigniting. So if you just think through that, there’s mid-single-digit growth rates at the smaller upstart or challenger-type brands. And we’ve been on that journey now for the better part of 7, 8, 9 months. And in the first quarter, as we reported on our earnings call, we are pacing ahead of the target we established for the year of $25 million. And bringing these 2 companies together, the complementary technologies, both in process and in material science, will allow us to accelerate that growth even quicker. So I’m very — I feel very good about what we’ve done together thus far to collaborate around how we’re going to go drive that growth.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Yes. And I think we’re really excited to tap into that. We’ve got our own initiatives around Amcor that are similarly focused. We’ve got an initiative right here in the United States in Rigid Plastics business, where we’ve actually created a business unit to focus on regional customers. It’s a dedicated team with some commercial folks and dedicated assets similar to what Bill described their initiatives. And it’s resulted in double-digit growth for us. So we’re really keen to put our heads together and share notes on exactly how to tap into this pocket of growth.

Operator
We have the next question from the line of Adam Josephson from KeyBanc Capital Markets.

Adam Jesse Josephson KeyBanc Capital Markets Inc., Research Division - Director and Senior Equity Research Analyst
Ron, correct me if I misheard you, but I think you said legacy Amcor’s tax rate won’t change as a result of moving the tax domicile to the U.K. Will Bemis’ — I assume there will be some benefit here, obviously. So is Bemis’ tax rate going to go down? Or just help me understand what about this combined company’s tax rate is expected to change as a result of this move.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Well, sorry, Adam, what I was referring to is there’s only going to be one tax rate going forward. When we put the companies together, the new company will have a tax rate which will be similar to Amcor’s historical tax rate. I mean, you can look at what our historical tax rate is versus what Bemis’ historical tax rate is. Our tax rate has been circa 21%, 22%. Bemis has been higher, pre-U.S. tax reform, I think it’s about 24%, 25% now. So the combined company’s  tax rate will be closer to our legacy tax rate.

Adam Jesse Josephson KeyBanc Capital Markets Inc., Research Division - Director and Senior Equity Research Analyst
Sure, yes. So that’s where the benefit comes from. Back in 2010, you had to sell (inaudible) plant as a condition for your acquisition of Alcan’s medical flexible packaging business, Ron, as I believe you and Alcan were 2 of the 3 companies that made such bags. I know Bemis has a pretty sizable medical packaging business as well. Are they the other company that makes such bags? And if so, what are the potential regulatory implications of that?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Look, Adam, I think it’s probably inappropriate for me to get into too much detail on the call. What I would say is that we’ve got a lot of experience navigating regulatory approvals as it relates to acquisitions. We’ve got good advisers. And we expect to hit the targeted closing in the first quarter of calendar ‘19.

Adam Jesse Josephson KeyBanc Capital Markets Inc., Research Division - Director and Senior Equity Research Analyst
Okay. So one last one, just on the combined company’s growth. I know, Ron, your PBIT growth has slowed quite a bit this year compared to the last couple of years. Bemis has obviously struggled with EBITDA growth over the years. So when you talk about this combined company having an enhanced growth profile, just can you help me understand exactly where you envision that coming from?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Yes. I think in the near term, we’ve got $180 million of cost synergies, which are going to be helping to drive earnings growth. Bill has outlined the plans at Bemis this year with regards to their earnings outlook. I think the drivers of the slower EBIT growth that we’ve had in fiscal 2018 are well documented. We’ve talked about those as temporary. So it’s a combination, I guess, of the cost synergies and both companies’ underlying earnings returning to more long-term trend-like growth rates.

Operator
We have the next question from the line of Mark Wilde from Bank of Montreal.

Mark William Wilde BMO Capital Markets Equity Research - Senior Analyst
Ron, I wondered if you could put a little more color on sort of the main components of each of those 3 synergy buckets? And then I wondered if you could also, assuming kind of a first quarter ‘19 close, just help us think about sort of cadence, say, in kind of in ‘19 and 2020, 2021?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Yes, it’s a good question. I mean, Slide 14 tries to set out the 2 areas that you’re asking about. On the left-hand side, we identified the sources of the cost synergies. On the right-hand side, we — there’s some indication of the expected phasing. If I walk through the sources of synergies, we see roughly 40% of the $180 million coming from procurement. This is based on the assumption that if we put the 2 spend basis together and the productivity that we generate over that spend base is comparable to the productivity we get over the Amcor spend base today. And we’ve had a very good track record over the last 6 or 7 years of, I would say, professionalizing first and then optimizing our procurement capabilities. And we’ve got a very good track record in procurement. And Amcor has been a very consistent source of earnings for the last several years. And so the expectation is that we would apply those same capabilities over the aggregate spend base. And that would lead to roughly 40% of the synergy opportunity here. In terms of operations, this 20%, this is a deal where there’s less direct geographical to lap in terms of manufacturing footprint than you might see in other occasions. But there are opportunities to optimize. Our business, Amcor’s business has been built through acquisition over a number of years. Bemis has done some acquisitions themselves. That just means there’s always an opportunity for further optimization of the footprint. And with more options available at our disposal from the combined footprint, we expect to generate 20% of the $180 million from cost synergies as well. And then G&A is simply the elimination of duplication, where there is duplication in the general and administrative areas. So I think that’s probably pretty straightforward. So those are the 3 sources of synergies. On the right-hand side of Slide 14, we convey a sense of the phasing we would expect. It’s roughly 1/3, 1/3, 1/3. We expect to get roughly 1/3 of the synergies or 35% in the first full — first 12 months rather. These are 12-month periods that are indicated here, not calendar years. The first 12 months, we’d expect to get about 35%, another 35% or so in the second year and the remainder in the third year. So that’s how we think about it. And then the cost to achieve those synergies would be phased — mostly over the first 2 years would be the expectation.

Mark William Wilde BMO Capital Markets Equity Research - Senior Analyst
Okay. And then just a couple of quick cleanups, you mentioned that 3 Bemis directors will be moving to the board. Do you know which ones? And secondly, will you be reviewing the combined portfolio with an eye to maybe shutting businesses that now look less core in the wake of this deal?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
On the first question, we haven’t gotten to the specific nominees from the Bemis side. On the second question, as it relates to Amcor and Bemis, look, I think that Amcor’s portfolio is very focused. We’re playing in 4 segments. We like all 4. Bemis is primarily a flexible packaging company. They have a rigid business, which is very related to flexibles. We see that as very core. So this is about bolstering the 4 segments that we’ve chosen to play in, all of which we’re quite comfortable with.

Operator
We have the next question from the line of Arun Viswanathan from RBC Capital Markets.

Arun Shankar Viswanathan RBC Capital Markets, LLC, Research Division - Analyst
I just wanted to — congrats on the transaction. I just wanted to — or the proposed transaction. I just wanted to go back to some questions around growth and future growth. I guess, we’ve seen some struggles in U.S. processed food. I guess, do you have any thoughts on how that market is evolving and the strategies there to capitalize on growth similar to Agility going forward for the combined company? And then furthermore, on Latin America, any thoughts on expansion there as well as in Asia? And if you could just comment on those 3 areas, that would be great.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Yes, thanks. Look, first of all, the U.S. is our biggest market, has been for a long time. We’re in this region in a number of segments and a number of end markets. So it’s a market we know we’ve got a lot of experience in. The second point will be it looks a lot like the European market, which we are also a big player in, and just the need to really find pockets of growth as Bill describes them and not expect that some of the end markets that traditionally provided growth will provide that sort of a tailwind. So there’s no surprises here. We know exactly what the dynamics are. They look and feel very similar to dynamics that we operate with in our U.S. business today and in Europe. And we think both companies together are better able to tap into the pockets of growth that do exist. In terms of opportunities in the other geographic regions, this is a great complementary fit in Latin America. We’ve got at Amcor, leading positions in the Andean region, Peru and Colombia, Chile. We’ve got a business in Argentina. I’m referring to Flexible Packaging specifically. And where we haven’t had an existing presence is in Mexico and Brazil, which is what Bemis brings. And so the combination of the 2 give us a comprehensive footprint across Latin America in Flexible Packaging. In Asia, we’re excited to combine forces there. Bemis has got a good position in Southeast Asia that’s very complementary to ours. We’ve got a business throughout that region. And Bemis’ health care participation there is a great fit. And in China, we’ve got a very large business there that’s about $450 million in sales, good profitable business and has been for a long time. And Bemis is a good fit for that business as well. So we’re excited about the complementary nature of their emerging markets portfolio with ours. And both of those regions, I think goes without saying, are ripe for additional growth going forward.

Arun Shankar Viswanathan RBC Capital Markets, LLC, Research Division - Analyst
Okay. And just as a follow-up, if I may, I just wanted to ask on the raw material side. It appears over the last couple of years, Bemis’ has moved more towards a pass-through model with maybe 80% or so of its contracts on a resin cost pass-through escalators. What’s your thoughts on strategy going forward? It appears that you’re looking for a fair amount of cost synergies on the procurement side? Would that be possible with a large amount of cost pass-through? Or would you have to renegotiate those contracts to be more negotiated in (inaudible)?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Well, look, I think it’s 2 separate things. The commercial model in the packaging business and what has just been absolutely fundamental at Amcor is the recovery of raw material price changes, both up and down. The fundamental economic model for the company in Amcor and the risk management approach we take is that the rises and falls of raw materials get passed through. And that happens in every one of our businesses. In Rigid Plastics, it happens very rapidly every 30 days or so. In Flexible Packaging, it’s every several months. So that’s just a commercial model that doesn’t change. And Bemis follow the same model. I think from a procurement perspective, there’s a lot of different sources of spend, not all of which is in raw materials. And the opportunities are plentiful across that supply base and do not lead to any change in that commercial model that I just described.

Operator
We have the next question from the line of Gabe Hajde from Wells Fargo Securities.

Gabrial Shane Hajde Wells Fargo Securities, LLC, Research Division - Associate Analyst
Initially, just thinking about productivity and sort of nonmaterial inflation, can you talk about your perspective or your approach to offset some of the — again, some of these nonmaterial inflationary costs? Bemis had, I’d say, in the past 24 months initiated a pretty robust productivity program or continuous improvement program to offset these costs. Is that something that you guys also employ and envision using going forward?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Yes. Look, I mean, I think we’re going to have the opportunity to understand how Bemis is approaching that. What I would say to you, Gabe, is our track record has been pretty good in terms of margin expansion over the years. There’s a chart in the back in the appendix, which shows, I think, a 10-year trend. We think that from a commercial productivity perspective and an operational productivity perspective, we’ve been pretty successful over the years in offsetting any underlying structural cost inflation, meaning non-raw material cost inflation. And we would expect that to continue. And we would expect to be able to add to those capabilities by the things that Bemis has been working on.

Operator
We have the next question from the line of George Staphos from Bank of America Merrill Lynch.

George Leon Staphos BofA Merrill Lynch, Research Division - MD and Co-Sector Head in Equity Research
I’ll make it quick. Ron, could you comment on what you see as the difference in the average resin lag that Amcor has versus Bemis, recognizing it’s kind of hard to sit at over a $9 billion and $4 billion enterprise combined? But what the differences are or hopefully they’re similar? And then when you look at again synergies and capabilities in the way Amcor does things perhaps somewhat differently than Bemis, are there any things that you could share here in terms of your procurement model, your approach to taking cost out a commercial model? You’re early in terms of value-based pricing. Are there are opportunities there to apply that still within Bemis?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Thanks. Look, I can’t comment on Bemis’ pass-through model. Maybe Bill can talk about that. Bill, do you want to say a word on how it works at Bemis in terms of the lag and the pass-through mechanisms?

William F. Austen Bemis Company, Inc. - President, CEO & Director
Yes. We’ve got pass-through mechanisms tied to indices as most do. And as we’ve always said, we pass through in about a quarter’s time. So in about a 90-day window, we pass through. And in North America, 85-plus percent of our business is under contract on those pass-through mechanisms.

George Leon Staphos BofA Merrill Lynch, Research Division - MD and Co-Sector Head in Equity Research
And Amcor is 90 days as well?

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Yes, Amcor, George, is a blend because in Rigid Plastics, it would be every 30 days. In flexibles, it would be somewhere between a quarter and 2 quarters. And it depends on the region of the world primarily, so every 3 to 6 months. Look, the other part of the question is just that we’ve been on a journey over many years as Bemis has been, too, in terms of optimization of the pricing models and commercial approach. And we’ll put the 2 approaches together and I’m sure get a better outcome.

Operator
Ladies and gentlemen, I would now like to hand the conference back to your speakers for any closing remarks.

Ron S. Delia Amcor Limited - MD, CEO & Executive Director
Thanks, operator, and thanks, everyone, for joining today. It’s an exciting moment for both companies. We appreciate being able to share some time with you today and look forward to being in contact going forward. Thanks very much.

Operator
Thank you, sir. Ladies and gentlemen, that does conclude our conference for today. Thank you for participating. You may all disconnect.

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This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Arctic Jersey Limited (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’ and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’ filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

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No Offer or Solicitation

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Important Additional Information Will Be Filed with the SEC

In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov).

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Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC.